EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fresh Harvest Products, Inc. (the “Registrant”) on Form 10-K  for the year ended October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Friedman, Principal Executive and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 16, 2010
By: /s/ Michael J. Friedman
Name: Michael J. Friedman Title: President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer, Principal Financial and Accounting Officer)